UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2022
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EXICURE, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-39011	81-5333008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2430 N. Halsted St.
Chicago, IL 60614
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 673-1700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 22, 2022, Exicure, Inc. (the “Company”) received notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) that the Company’s stockholders’ equity, as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed with the Securities and Exchange Commission on August 15, 2022, does not satisfy the minimum of $2,500,000 in stockholders’ equity for continued listing on The Nasdaq Capital Market as set forth in Nasdaq Listing Rule 5550(b)(1) (the “Rule”).

The Company has 45 calendar days from the date of the Notice to submit to Nasdaq a plan to regain compliance with the Rule. The Company currently anticipates timely submitting such a plan to Nasdaq. If the plan is accepted, the Nasdaq Staff may grant an extension of up to 180 calendar days from the date of the Notice for the Company to provide evidence of compliance. If the plan is not accepted or the Company is granted an extension and does not regain compliance by the end of the extension period, the Company will then consider actions appropriate to the circumstances, which may include requesting a hearing before a Nasdaq Hearings Panel. Such hearing request would automatically stay any suspension or delisting action pending the conclusion of the hearings process.

There can be no assurance that the Company will be able to regain compliance with the Rule.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this Report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding the Company’s intention and timing for submitting a plan to Nasdaq, Nasdaq’s potential responses to the Company’s plan and the Company’s proposed actions if the plan is not accepted by Nasdaq. Risks that contribute to the uncertain nature of the forward-looking statements include, but are not limited to, the Company’s ability to prepare and submit a plan on its expected timing, Nasdaq’s review of the Company’s plan and the Company’s ability to complete expected actions following Nasdaq’s review. These and other risks and uncertainties are described more fully under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the United States Securities and Exchange Commission. All forward-looking statements contained in this Report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2022	EXICURE, INC.

	By:	/s/ Elias D. Papadimas
Elias D. Papadimas
Chief Financial Officer